UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07737

The Purisima Funds
(Exact name of registrant as specified in charter)

13100 Skyline Blvd. Woodside, California			94062
(Address of principal executive offices)			(Zip code)

U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, California 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(650) 851-3334

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report (Unaudited)
February 28, 2013

The Purisima Total Return Fund

Table of Contents

A Letter to Our Shareholders	2
Sector Breakdown	5
Expense Example	5
Schedule of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Other Information	26
Trustees and Officer Information	30
Privacy Notice	34

Investment Objectives

Purisima Total Return Fund

The Purisima Total Return Fund ("the Fund") seeks a high total return. (Total return includes capital appreciation, dividend and interest income, and distributions).

Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Funds will not accept your account if you are investing for another person as attorney-in-fact. The Funds also will not accept accounts with a "Power of Attorney" in the registration section of the Purchase Application.

A Letter to Our Shareholders

Welcome to the semi-annual report for the Purisima Total Return Fund for the 6-month period ending February 28, 2013. The primary investment objective of the Fund is achieving high total return for shareholders.

Market Review and Outlook

The bull market continued in 2012 with most global equity markets posting nicely positive returns. We believe the bull market should continue in 2013 with the world's largest capitalized stocks potentially leading the way.

Our 2012 forecast for better-than-expected stock market returns was correct, though the MSCI World Index fell a bit shy of our up-a-lot expectation. Category and stock picking decisions can have varied relative impact year-to-year; however, over time, we believe the biggest contributor to long-term portfolio performance on average is the more macro asset allocation decision, i.e., whether to be largely in stocks, bonds, cash or other securities and in what percentages, based on a forward-looking assessment of market direction.

Looking forward, we believe stocks are likeliest to end 2013 up a lot. The second most likely outcome is up a little. Similar to 2012, we view both down-a-little and down-a-lot scenarios as unlikely, although risk has risen slightly as the bull market has endured longer. We also believe mega cap stocks — those with market caps larger than the broad market's weighted average (currently roughly $76 billion)1 — should outperform the broader market. What's more, when mega cap have outperformed, that margin has typically widened as the bull market progressed, so mega cap's sweet spot should lie ahead.

Underpinning our bullish outlook is a global economy that we believe is much healthier than many presume. Add to that low global inflation and we think we may not be too far away from a not-too-fast, not-too-slow Goldilocks scenario — with some leaders and some laggards — and most eyes on the laggards instead of the average (which is what counts). U.S. legislative risk in 2013 should be lower than normal in the first year of a president's term thanks to a gridlocked government. Sentiment remains skeptical as many investors remain unconvinced of the current bull market — signaling there's ample upward buying pressure moving forward.

Negatives exist — they always do. But the negatives investors discuss most now are largely the same issues they've been fretting over for years. Debt fears, looming recession, a eurozone implosion, political infighting — none are new, and in our view are either misinterpreted or overstated — and in either case seem to lack much market moving power now. One widely held and discussed fear, the impact of the so-called fiscal cliff, was allayed by a New Year's Day agreement resolving the debate. While some taxes will increase tied to the deal, the changes are small, and historically, tax rate shifts haven't been reliably predictive of market direction. Decisions on spending cuts and the debt ceiling are still to come, but most of the fiscal cliff uncertainty is now behind us.

1  Thomson Reuters, as of 12/31/2012.

Fund Positioning

For the 6-month period ending February 28, 2013, the Fund underperformed the MSCI World Index benchmark (8.82% versus 10.85%, respectively).

Geographically, the Fund's underweight to Canada benefitted returns, while overweights to Emerging Markets and the United States and underweights to Australia, Japan, Sweden, Germany and Hong Kong detracted from returns. Stock selection in the United Kingdom, Japan and Canada boosted performance, while selection in the United States, Switzerland and France detracted.

On a sector basis, the Fund's overweight to Consumer Discretionary and underweights to Utilities and Energy contributed positively to returns, but overweights to Information Technology and underweights to Financials and Industrials detracted. Sector stock selection benefitted fund performance overall. An overweight to Information Technology and an underweight to Materials helped performance, though an overweight to Consumer Discretionary and underweights to Financials, Telecommunication Services and Energy weakened returns.

Closing Remarks

The Fed announced the third round of quantitative easing (QE3) in September and effectively unceasing rounds (QE∞) in November, aimed at keeping long-term rates low. This is a negative. The policy of buying long-term debt and creating new excess reserves flattens the yield curve, sapping bank appetite for lending. The Fed's stated aim is to be stimulatory, but it actually accomplishes the reverse. That the U.S. economy continues growing, albeit not at a torrid pace, against the headwind of poorly conceived monetary policy is a testament to the economy's resilience and the private sector's health.

President Obama won re-election as we thought likely. Though the first year of presidents' terms has historically featured more variable returns, first years under Democrats, whether newly or re-elected, have been near uniformly positive with strong returns. What's more, Congress remains divided, which means gridlock is all but assured. Gridlock doesn't mean nothing can happen, rather, it means fewer extreme things likely happen — which should be a positive for equities.

Thank you, as always, for being clients.

Sincerely,

Kenneth L. Fisher
Chairman and Co-Chief Investment Officer
Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk of loss. Principal loss is possible. The Fund may use short sales of securities, which involve the risk that losses may exceed the original amount invested. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities.

The MSCI World Index is a broad-based unmanaged capitalization-weighted stock index designed to measure global developed market equity performance. It consists of 24 developed market country indices. One cannot invest directly in an index.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC 03/13

Sector Breakdown(1) (Unaudited)

Purisima Total Return Fund
Information Technology	22.37%
Consumer Staples	13.96
Consumer Discretionary	13.94
Health Care	13.25
Financials	12.94
Energy	6.19
Materials	4.83
Industrials	4.28
Exchange Traded Note	3.99
Telecommunication Services	2.62
Mutual Funds	1.63
Total	100.00%

(1)  Percentage of Total Investments as of February 28, 2013.

Important Information

The following disclosure provides important information regarding the Fund's Expense Example. Refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2012 to February 28, 2013, for the Total Return Fund.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. Hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Purisima Total Return Fund	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (09/01/13)	$1,000.00	$1,000.00
Ending Account Value (02/28/13)	$1,088.20	$1,018.05
Expenses Paid During Period(1)	$7.04	$6.80

(1)  Expenses are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 to reflect one-half year period.

Purisima Total Return Fund
Schedule of Investments

February 28, 2013 (Unaudited)

Number of Shares		Value
COMMON STOCKS: 93.10%
Canada: 1.66%
93,200	Royal Bank of Canada	$5,788,652
China: 2.42%
1,100	Baidu.com – ADR (a)	99,836
125,025	Bank Of China Ltd.	59,001
54,000	Brilliance China Automotive Holdings Ltd. (a)	74,501
114,400	China Construction Bank Corp.	94,404
315,700	China Mobile Ltd.	3,478,334
16,600	China Pacific Insurance Group Co. Ltd.	61,215
23,625	China Resources Enterprise Ltd.	76,764
17,000	China Shenhua Energy Co. Ltd.	64,444
31,000	CITIC Securities Co. Ltd.	78,184
19,630	CNOOC Ltd. – ADR	3,827,065
7,800	Hengan International Group Co. Ltd.	79,150
113,000	Industrial & Commercial Bank of China	81,156
116,000	Lenovo Group Ltd.	129,527
10,500	Ping An Insurance Group Co.	87,866
4,100	Tencent Holdings Ltd.	141,784
		8,433,231
Denmark: 1.65%
7,475	Novo Nordisk A/S – ADR	1,308,125
25,435	Novo Nordisk A/S – Class B	4,442,046
		5,750,171
France: 5.91%
24,135	L'Oreal SA	3,609,411
19,500	L'Oreal SA – ADR	583,050
51,900	LVMH Moet Hennessy Louis Vuitton SA	8,937,294
79,280	Sanofi	7,512,327
		20,642,082

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Germany: 2.50%
33,300	BASF SE	$3,138,015
71,515	SAP AG	5,587,985
		8,726,000
Hong Kong: 0.10%
17,250	AIA Group Ltd.	74,733
6,000	Cheung Kong Holdings Ltd.	93,300
2,600	Hong Kong Exchanges and Clearing Ltd.	46,766
24,800	Sands China Ltd.	118,155
12,000	Shangri-La Asia Ltd.	27,975
		360,929
India: 0.15%
8,050	Cipla Ltd.	53,001
2,100	Dr. Reddy's Laboratories Ltd. – ADR	68,460
2,745	HDFC Bank Ltd. – ADR	104,447
825	Infosys Ltd.	44,492
2,375	Larsen & Toubro Ltd. – GDR	60,919
1,950	Reliance Industries Ltd. – GDR	58,890
13,575	Tata Global Beverages Ltd. – GDR (a)	31,100
3,800	Tata Motors Ltd. – ADR	103,132
		524,441
Indonesia: 0.13%
85,500	Bank Mandiri Tbk PT	88,920
91,000	Bank Rakyat Tbk PT	88,990
11,000	Gudang Garam Tbk PT	54,980
41,500	Semen Gresik Tbk PT	74,510
36,000	Unilever Indonesia Tbk PT	85,124
23,500	United Tractors Tbk PT	46,934
		439,458
Japan: 1.72%
58,550	Toyota Motor Corp. – ADR	6,007,230
Malaysia: 0.02%
16,500	CIMB Group Holdings BHD	38,440
9,200	Genting BHD	28,250
		66,690

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Singapore: 0.05%
10,000	DBS Group Holdings Ltd.	$122,013
20,000	Singapore Telecommunications Ltd.	55,555
		177,568
South Korea: 0.21%
3,780	Hynix Semiconductor, Inc. (a)	92,508
90	Hyundai Heavy Industries Co. Ltd.	17,829
275	Hyundai Mobis	79,491
555	Hyundai Motor Co.	111,736
1,015	KT&G Corp.	72,364
140	POSCO	45,705
195	Samsung Electronics Co. Ltd.	278,050
285	SK Innovation Co. Ltd.	46,849
		744,532
Switzerland: 4.16%
121,525	Nestle SA	8,492,359
89,100	Novartis AG	6,050,587
		14,542,946
Taiwan: 1.38%
15,929	Advanced Semiconductor Engineering, Inc. – ADR	65,787
7,000	Asustek Computer, Inc.	84,944
47,247	Fubon Financial Holdings Co. Ltd.	63,704
43,780	Hon Hai Precision Industry Co. Ltd.	120,568
49,100	Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	896,075
1,021,800	Taiwan Semiconductor Manufacturing Co. Ltd.	3,599,282
		4,830,360
Thailand: 0.02%
56,850	Charoen Pokphand Foods PCL	62,105
United Kingdom: 10.40%
210,300	BHP Billiton PLC	6,664,695
82,925	British American Tobacco PLC	4,320,675
134,320	GlaxoSmithKline PLC – ADR	5,914,110
882,600	HSBC Holdings PLC	9,793,128
129,325	Rio Tinto PLC – ADR	6,936,993
1,065,900	Vodafone Group PLC	2,676,999
		36,306,600

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
United States: 60.62%
30,240	Amazon.com, Inc. (a)	$7,991,525
137,255	American Express Co.	8,530,398
19,000	Apple, Inc.	8,386,600
81,800	AT&T, Inc.	2,937,438
35,500	Berkshire Hathaway, Inc. – Class B (a)	3,626,680
40,300	Chevron Corp.	4,721,145
426,615	Cisco Systems, Inc.	8,894,923
138,400	Comcast Corp. – Class A	5,506,936
57,550	Exxon Mobil Corp.	5,153,602
377,120	General Electric Co.	8,756,726
8,340	Google, Inc. – Class A (a)	6,682,008
236,695	Intel Corp.	4,935,091
40,875	International Business Machines Corp.	8,208,926
126,385	Johnson & Johnson	9,619,162
169,185	JPMorgan Chase & Co.	8,276,530
70,790	McDonald's Corp.	6,788,761
221,445	Microsoft Corp.	6,156,171
239,825	Oracle Corp.	8,216,405
99,400	PepsiCo, Inc.	7,531,538
410,680	Pfizer, Inc.	11,240,312
82,925	Philip Morris International, Inc.	7,608,369
91,540	Procter & Gamble Co.	6,973,517
117,625	Qualcomm, Inc.	7,719,729
98,980	Schlumberger Ltd.	7,705,593
131,495	The Coca-Cola Co.	5,091,486
102,100	The Home Depot, Inc.	6,993,850
107,250	The Walt Disney Co.	5,854,777
66,705	United Technologies Corp.	6,040,138
48,280	Visa, Inc. – Class A	7,659,139
225,560	Wells Fargo & Co.	7,912,645
		211,720,120
TOTAL COMMON STOCKS (Cost $283,508,102)		$325,123,115

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
PREFERRED STOCKS: 1.15%
Brazil: 1.1%
90,115	Companhia de Bebidas das Americas (AmBev) – ADR	$3,999,304
TOTAL PREFERRED STOCKS (Cost $3,683,817)		$3,999,304
EXCHANGE TRADED NOTE: 3.99%
447,050	UBS AG FI Enhanced Big Cap Growth	13,925,608
TOTAL EXCHANGE TRADED NOTE (Cost $11,176,250)		$13,925,608
SHORT-TERM INVESTMENTS: 1.62%
Mutual Funds: 1.62%
5,672,342	SEI Daily Income Trust Government Fund	5,672,342
TOTAL SHORT-TERM INVESTMENTS (Cost $5,672,342)		$5,672,342
TOTAL INVESTMENTS: 99.84% (Cost $304,040,511)		348,720,369
Other Assets in Excess of Liabilities: 0.16%		551,925
	TOTAL NET ASSETS: 100.00%	$349,272,294

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

(a) Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Number of Shares	Value
Pharmaceuticals	13.23%
Commercial Banks	6.92%
Software	5.72%
Beverages	4.76%
Communications Equipment	4.76%
IT Services	4.56%
Exchange Traded Note	3.99%
Oil, Gas & Consumable Fuels	3.97%
Metals & Mining	3.91%
Tobacco	3.45%
Media	3.25%
Semiconductors & Semiconductor Equipment	2.83%
Textiles, Apparel & Luxury Goods	2.56%
Industrial Conglomerates	2.51%
Computers & Peripherals	2.46%
Food Products	2.46%
Consumer Finance	2.44%
Diversified Financial Services	2.40%
Internet & Catalog Retail	2.29%
Energy Equipment & Services	2.21%
Household Products	2.02%
Specialty Retail	2.00%
Hotels, Restaurants & Leisure	1.99%
Internet Software & Services	1.98%
Automobiles	1.80%
Wireless Telecommunication Services	1.76%
Aerospace & Defense	1.73%
Personal Products	1.22%
Insurance	1.10%
Chemicals	0.90%
Diversified Telecommunication Services	0.86%
Electronic Equipment, Instruments & Components	0.03%
Real Estate Management & Development	0.03%
Auto Components	0.02%
Capital Markets	0.02%
Food & Staples Retailing	0.02%
Construction Materials	0.02%
Machinery	0.02%
Construction & Engineering	0.02%
Total Investment in Securities	98.22%
Cash Equivalent	1.62%
Other Assets in Excess of Liabilities	0.16%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Assets and Liabilities

February 28, 2013 (Unaudited)

ASSETS:
Investments at value (cost $304,040,511)	$348,720,369
Foreign currency at value (cost $18,069)	18,221
Cash	2,142
Interest and dividends receivable	1,140,407
Receivable for Fund shares sold	69,905
Prepaid expenses	74,246
Total Assets	350,025,290
LIABILITIES:
Payable for Fund shares redeemed	213,562
Payable to the Adviser (Note 3)	270,576
Accrued distribution fees (Note 4)	115,194
Accrued fund administration, fund accounting, transfer agent and custody fees	83,921
Accrued expenses	69,743
Total Liabilities	752,996
NET ASSETS	$349,272,294
Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	17,313,258
Net asset value, redemption price and offering price per share	$20.17
COMPONENTS OF NET ASSETS:
Paid-in capital	$302,419,529
Undistributed net investment income	549,095
Accumulated net realized loss on investments	1,625,980
Net unrealized appreciation/depreciation on:
Investments	44,679,858
Foreign currency	(2,168)
Net Assets	$349,272,294

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$3,718,173
Interest income	186
Total Investment Income	3,718,359
EXPENSES:
Investment advisory fees (Note 3)	1,763,006
Distribution fees (Note 4)	158,670
Administration fees (Note 3)	137,685
Transfer agent fees	84,730
Fund accounting fees	59,602
Custody fees	55,412
Miscellaneous expenses	50,667
Legal fees	26,567
Reports to shareholders	16,010
Registration fees	14,268
Trustees fees	11,689
Audit fees	10,164
Interest expense	337
Total expenses	2,388,807
Net investment income	1,329,552
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	3,786,723
Foreign currency transactions	(59,678)
Change in net unrealized appreciation/depreciation on:
Investments	25,060,704
Foreign currency translation	(23,618)
Net realized and unrealized gain on investments and foreign currency	28,764,131
Net increase in net assets resulting from operations	$30,093,683

(1)  Net of $100,754 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Changes in Net Assets

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
OPERATIONS:
Net investment income	$1,329,552	$3,723,574
Net realized gain (loss) on:
Investments	3,786,723	18,056,381
Foreign currency transactions	(59,678)	(5,334)
Change in net unrealized appreciation/depreciation on:
Investments	25,060,704	(20,851,680)
Foreign currency translation	(23,618)	(67,606)
Net increase in net assets resulting from operations	30,093,683	855,335
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,498,662)	(3,796,140)
From net realized gain on investments	(2,670,530)	—
Net decrease in net assets resulting from distributions paid	(7,169,192)	(3,796,140)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,411,159	34,041,432
Proceeds from reinvestment of distributions	6,720,099	3,570,973
Cost of shares redeemed	(57,357,871)	(60,812,105)
Net decrease from capital share transactions	(36,226,613)	(23,199,700)
Total decrease in net assets	(13,302,122)	(26,140,505)
NET ASSETS:
Beginning of period	362,574,416	388,714,921
End of period (includes undistributed net investment income of $549,095 and $3,718,205 respectively)	$349,272,294	$362,574,416
CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	19,167,716	20,373,549
Shares sold	739,452	1,806,482
Shares issued on reinvestment of distributions	344,797	199,051
Shares repurchased	(2,938,707)	(3,211,366)
Net decrease in capital shares	(1,854,458)	(1,205,833)
Shares Outstanding, end of period	17,313,258	19,167,716

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Financial Highlights

For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report.

	Six Months Ended February 28,		Year Ended August 31,
	2013(1)		2012	2011	2010	2009		2008
Net asset value, beginning of period	$18.92		$19.08	$16.14	$16.24	$20.25		$24.79
Income from investment operations:
Net investment income	0.09		0.20	0.20	0.14	0.19		0.15
Net realized and unrealized gain (loss) on investments	1.56		(0.17)	2.88	(0.06)	(3.79)		(2.82)
Total from investment operations	1.65		0.03	3.08	0.08	(3.60)		(2.67)
Less distributions:
From net investment income	(0.25)		(0.19)	(0.14)	(0.17)	(0.12)		(0.07)
From net realized gain	(0.15)		–	0.00	(0.01)	(0.29)		(1.80)
Total distributions	(0.40)		(0.19)	(0.14)	(0.18)	(0.41)		(1.87)
Net asset value, end of period	$20.17		$18.92	$19.08	$16.14	$16.24		$20.25
Total return	8.82	%(2)	0.21%	19.05%	0.42%	(17.37%)		(11.75%)
Ratios/supplemental data:
Net assets, end of period (millions)	$349.3		$362.6	$388.7	$343.2	$361.4		$455.6
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.35	%(3)	1.36%	1.34%	1.35%	1.51%		1.41%
After fees waived and expenses absorbed or recouped	1.35	%(3)	1.36%	1.34%	1.36%	1.50%		1.41%
Ratio of net investment income to average net assets	0.75	%(3)	0.99%	0.92%	0.75%	1.37	%(4)	0.61%
Portfolio turnover rate	2.02	%(2)	101.09%	35.06%	10.82%	22.04%		62.96%

(1)  Unaudited.

(2)  Not annualized.

(3)  Annualized.

(4)  Net of fees waived.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund

Notes to Financial Statements

February 28, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima Total Return Fund (the "Fund"), which commenced operations on October 28, 1996, one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Fund.

The investment objective of the Fund is as follows:

The Total Return Fund is a diversified fund and seeks a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks and other equity-type securities, i.e., preferred stock, warrants, rights and depositary receipts. The Fund's investments in different types of securities may vary significantly.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.  Foreign Currency Translation. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.  Federal Income and Excise Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely then not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 – 2011), or expected to be taken in the Fund's 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Security Transactions, Investment Income and Distributions. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

E.  Use of Estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.  Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.  Securities Sold Short. To the extent the Fund engages in selling securities short, it is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

H.  Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as "Linked Notes"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

I.  Accounting for Derivatives. The Fund is required to disclose additional information regarding use of derivatives. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

The Fund currently invests in derivatives to give the Fund additional exposure to the Russell 1000 Growth Index without investing directly in each of the underlying securities of the index.

J.  Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily related to gains or losses on foreign currency and foreign tax gains and have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2012, the Fund decreased accumulated undistributed net investment income by $5,334, and increased accumulated net realized gain on investments by $5,334.

K.  Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

L.  Line of Credit. The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $8,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

Borrowing activity under the Loan Agreement for the six-months ended February 28, 2013 was as follows:

Maximum Amount Outstanding	Interest Expense	Amount Outstanding at February 28, 2013	Average Amount Outstanding	Average Interest Rate
$2,878,000	$337	$–	$20,901	2.75%

NOTE 3 – COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short, acquired fund fees, and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses in place at the time the expenses were waived. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the six-months ended February 28, 2013, the Advisor had previously recouped all fees previously waived and expenses absorbed from the Fund.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. For the six-months ended February 28, 2013, the Fund paid USBFS $137,685 for services rendered in its capacity as the Fund's Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares.

NOTE 4 – SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the PurisimaTotal Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the six-months ended February 28, 2013, the Fund incurred $158,670 in distribution fees. Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as distributor of the Fund pursuant to a Distribution Agreement with the Trust.

NOTE 5 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the six-months ended February 28, 2013 were as follows:

Fund	Purchases	Sales
Total Return Fund	$7,083,010	$52,982,592

NOTE 6 – OTHER DERIVATIVES INFORMATION

At February 28, 2013, the Fund had invested in an exchange traded note reflected in the Statement of Assets and Liabilities as follows:

	Statement of Assets and Liabilities Location	Fair Value Amount
Exchange Traded Note	Investments at value	$13,925,608

For the six-months ended February 28, 2013, the effect of the exchange traded note on the Fund's Statement of Operations was as follows:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation on Investments
Exchange Traded Note	$341,552	$1,101,948

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

On January 21, 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, Improving Disclosures about Fair Value Measurements. ASU No. 2010-06 amends FASB Accounting Standards Codification ("ASC") Topic 820, Fair

Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions, based on the best information available, about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purpose, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2013 for the Fund's assets and liabilities measured at fair value:

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$325,039,014	$84,101	$–	$325,123,115
Preferred Stocks	3,999,304	–	–	3,999,304
Exchange Traded Note	13,925,608	–	–	13,925,608
Total Equity	342,963,926	84,101	–	343,048,027
Short-Term Investments	5,672,342	–	–	5,672,342
Total Investments in Securities*	$348,636,268	$84,101	$–	$348,720,369

*  Please refer to the Schedule of Investments for country breakdown.

There were no transfers between Level 1 and Level 2 during the period as compared to their classification in the previous annual report. The Fund did not hold any Level 3 securities during the six months ended February 28, 2013.

NOTE 8 – FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2012, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Total Return
Cost of investments for tax purposes	$348,802,457
Gross tax unrealized appreciation	$28,527,847
Gross tax unrealized depreciation	(10,088,042)
Net unrealized currency appreciation	21,450
Net tax unrealized appreciation	18,461,255
Undistributed ordinary income	3,718,205
Undistributed long-term capital gains	1,748,814
Total distributable earnings	5,467,019
Other accumulated loss	–
Total accumulated gain	$23,928,274

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. During the fiscal year ended August 31, 2012, the Fund utilized capital loss carryforwards of $17,113,670.

The tax character of distributions paid during the six months ended February 28, 2013 and the fiscal year ended August 31, 2012 were as follows:

	Ordinary Income	Short Term Capital Gains	Long Term Capital Gains
Total Return Fund
2/28/2013	$4,498,662	$313,858	$2,356,673
8/31/2012	$3,796,140	$–	$–

NOTE 9 – SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Other Information

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On November 1, 2012, the Board of Trustees performed its annual review and renewal of the Investment Management Agreement for the Total Return Fund for the one-year period commencing November 30, 2012. The Board of Trustees, including the Independent Trustees, took into consideration information provided at the meeting, as well as a wide variety of materials relating to the services provided by the Adviser. Extensive information was provided to the Board in response to a detailed request for information sent to the Adviser by legal counsel to the Fund. That information included reports on the financial condition of the Adviser, the services, operations and personnel of the Adviser, compliance procedures, investment performance, brokerage and portfolio transactions, distribution and marketing plans and other information relating to the nature, extent and quality of services provided by the Adviser to the Fund. In addition, the Board discussed and reviewed information regarding the Fund's investment results, as well as advisory fee and expense comparisons. The Board's Independent Trustees met separately to discuss the various factors summarized below.

In deciding to renew the Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

1.  Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser's investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel, especially the Adviser's Investment Policy Committee and personnel who directly support the Fund; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the services provided by the Adviser and noted that the quarterly report from the Adviser was extremely sophisticated and thorough. The Board commented on the high quality of the independent capital markets research conducted by the Adviser and reported to the Board on a regular basis. The Board's consensus was that the Adviser was open about its thinking on the management of the Fund and very available to address any questions or concerns the Board may have from time to time. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also observed that the Adviser had maintained the quality of services provided to the Fund despite the continued relatively small share of the Adviser's assets under management represented by the Fund, typically around one percent.

Other Services. The Board considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and should continue to benefit the Fund and its shareholders.

2.  Investment Performance

The Board considered the Fund's pursuit of its investment objective and the investment results of the Fund in light of its objective. The Trustees compared the Fund's total returns with various independent securities price indexes (the Standard & Poor's 500 Stock Price Index, the Morgan Stanley Capital Institutional World Index, the Morgan Stanley Capital International EAFE Index and the Russell 1000 Growth Index) and mutual fund peer groups objectively compiled using data from Morningstar, Inc., and noted the performance of the Fund during various periods compared to those indexes and peer groups. The Board noted the wide range of funds and strategies against which the Fund was being compared. The Board found that for the one, three, five and ten year periods, the Fund's performance was below the median. The Board will continue to monitor performance in light of improved relative performance over the most recent period prior to the contract renewal period, but also understands the challenges of recent market conditions.

The Board concluded that the Adviser's services to the Fund have provided some value compared to the lowest performing funds in the peer group for certain periods, and have generated a positive return for the period since inception. The Board also continues to see value in the Adviser's services and the potential for improvement of relative performance for future periods.

3.  Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Fund and compared such amounts with the average fee and expense levels of other funds in an applicable group of peer funds compiled using data from Morningstar, Inc. The Board observed that the Fund's advisory fees were 0.15% above the median fees and total expenses were slightly below the median expense levels of the comparable funds in the peer group. The Board noted that the Fund has operated below its expense limit in some recent fiscal periods. The Board concluded that the reasonable level of the fees charged by the Adviser benefits the Fund and its shareholders. The Board then considered the fees charged to the Fund compared to the Adviser's private clients. The Board considered as part of a detailed comparison the extra burden of administration, public reporting, compliance, deadlines, risk and regulations associated with the Fund that do not apply to the private accounts. The Board determined that the respective mutual fund peer groups provided a better comparison and it found the Fund's fees reasonable.

4.  Adviser, Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser's costs of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board considered the Adviser's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees noted that at its present asset size, breakpoints in the Fund's advisory fee structure were not practicable, but that economies of scale in the cost of operations, to the extent they exist, effectively were being shared given the Adviser's past waiver of fees in respect of the Fund, and the Fund's ability to benefit from the much larger scale of the Adviser's business for other clients. The Board received an oral presentation from the Adviser on its overall level of profitability and specifically with respect to the Fund, and acknowledged the limited usefulness of the information given the Fund's relatively small size compared to the rest of the Adviser's assets under management and the reasonability of the Fund's fees and expenses. The Board concluded that the Fund's cost structure is reasonable.

5.  Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to itself or its institutional management business. The Board noted that the Adviser ceased the use of third-party soft dollar products from trades by the Fund, and noted that the small relative size of the Fund compared to the Adviser's other business would suggest minimal possible fallout benefits.

6.  Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund's shareholders received, and should receive, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

Purisima Total Return Fund
Other Information

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

Purisima Total Return Fund
Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Kenneth L. Fisher* (born 1950) 13100 Skyline Blvd. Woodside, CA 94062	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

				N/A	None
Pierson E. Clair III (born 1948) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	President and Chief Executive Officer of Brown & Haley since 1998 (fine confectioners); Vice President of Blummer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Signature Foods, Inc.
Scott LeFevre (born 1957) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	2001	Sole proprietor of LeFevre Capital Management a registered investment adviser from 1990 to 2011.	2	None
Alfred D. McKelvy, Jr. (born 1948) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)
Bryan F. Morse* (born 1952) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.	2	None

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Grover T. Wickersham* (born 1949) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.	2	S&W Seed Co. (agricultural products)
Tom Fishel (born 1960) 13100 Skyline Blvd. Woodside, CA 94062	Chief Compliance Officer	2004	Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.
Katherine Taylor (born 1966) 13100 Skyline Blvd. Woodside, CA 94062	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Advisor where she has been employed since 2003.
Nicole Gerrard Lightner (born 1970) 13100 Skyline Blvd. Woodside, CA 94062	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000-2006 and at a Canadian law firm from 1998-2000.

1  Trustees and officers of the Funds serve until their resignation, removal or retirement.

*  "Interested person" of the Trust, as defined in the 1940 Act.

PRIVACY NOTICE

FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and payment history
• Account balances and account transactions
• Assets and transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Purisima Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071
Who we are
Who is providing this notice?	The Purisima Funds

What we do
How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. The Purisima Funds has adopted internal policies to protect your non-public personal information.

How does The Purisima Funds collect my personal information?

We collect your personal information, for example, when you
• Open an account or provide account information
• Make deposits or withdrawals from your account or make a wire transfer
• Give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliate is Fisher Investments.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Purisima Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Purisima Funds does not jointly market.
Other important information

This privacy notice applies to individual consumers who are customers or former customers. This privacy notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

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The Purisima Funds

Semi-Annual Report (Unaudited)

February 28, 2013

The Purisima All-Purpose Fund

Table of Contents

A Letter to Our Shareholders	1
Sector Breakdown	2
Expense Example	3
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Other Information	19
Trustees and Officer Information	23
Privacy Notice	25

A Letter to Our Shareholders

Welcome to the semi-annual report for the Purisima All-Purpose Fund for the 6-month period ending February 28, 2013. The Fund seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. During the period, the Fund was primarily invested in U.S. government securities and cash equivalents.

Thank you for your continued interest and support.

Sincerely,

Kenneth L. Fisher

Chairman and Co-Chief Investment Officer

Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk of loss. Principal loss is possible. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods. Small- capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. Funds that are non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, are more exposed to individual stock volatility than a diversified fund. Funds that invest in ETF’s will bear its share of the fees and expenses of underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), a tactical secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC. 03/13

1

Sector Breakdown(1) (Unaudited)

Purisima All-Purpose Fund

U.S. Treasury Obligations	68.11%
Mutual Funds	31.89
Total	100.00%

(1) Percentage of Total Investments as of February 28, 2013.

2

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2012 through February 28, 2013 for the Purisima All-Purpose Fund.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

EXPENSE EXAMPLE (Unaudited)

	Actual	Hypothetical Performance
Purisima All-Purpose Fund	Performance	(5% return before expenses)

Beginning Account Value (09/01/12)	$1,000.00	$1,000.00

Ending Account Value (02/28/13)	$993.80	$1,017.36

Expenses Paid During Period(1)	$7.42	$7.50

(1) Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

4

Purisima All-Purpose Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Principal Amount		Value
	U.S. TREASURY NOTES: 63.89%
$30,000	2.375%, 8/31/2014	$30,974

	TOTAL U.S. TREASURY NOTES (Cost $30,961)	30,974

Number of Shares
	MUTUAL FUNDS: 29.91%
14,500	SEI Daily Income Trust Government Fund	14,500

	TOTAL MUTUAL FUNDS (Cost $14,500)	14,500

	TOTAL INVESTMENTS: 93.80% (Cost $45,461)	45,474

	Other Assets in Excess of Liabilities: 6.20%	3,003

	TOTAL NET ASSETS: 100.00%	$48,477

The accompanying notes are an integral part of these financial statements.

5

Purisima All-Purpose Fund

Statement of Assets and Liabilities

February 28, 2013 (Unaudited)

ASSETS:
Investments at value (cost $45,461)	$45,474
Interest and dividends receivable	2
Receivable from Adviser	10,111
Prepaid expenses	13,597
Total Assets	69,184

LIABILITIES:
Accrued fund administration, fund accounting, transfer agent and custody fees	16,337
Accrued expenses	4,370
Total Liabilities	20,707

NET ASSETS	$48,477

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	5,041

Net asset value, redemption price and offering price per share	$9.62

COMPONENTS OF NET ASSETS:
Paid-in capital	$49,263
Undistributed net investment loss	(799)
Net unrealized appreciation/depreciation on investments	13
Net Assets	$48,477

The accompanying notes are an integral part of these financial statements.

6

Purisima All-Purpose Fund

Statement of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

INVESTMENT INCOME:
Interest income	$27
Total Investment Income	27

EXPENSES:
Investment advisory fees (Note 3)	241
Administration fees (Note 3)	19,960
Fund accounting fees	17,405
Trustees fees	11,652
Registration fees	10,573
Transfer agent fees	7,455
Reports to shareholders	3,512
Custody fees	1,560
Audit fees	992
Miscellaneous expenses	248
Legal fees	2,080
Total expenses	75,678
Expenses waived and reimbursed by Adviser (Note 3)	(75,316)

Net expenses	362

Net investment loss	(335)

UNREALIZED GAIN ON INVESTMENTS:
Change in net unrealized appreciation/depreciation on investments	13
Net unrealized gain on investments	13

Net decrease in net assets resulting from operations	$(322)

The accompanying notes are an integral part of these financial statements.

7

Purisima All-Purpose Fund

Statement of Changes in Net Assets

	Six Months
	Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012

OPERATIONS:
Net investment loss	$(335)	$(688)
Change in net unrealized appreciation/depreciation on investments	13	(16)
Net decrease in net assets resulting from operations	(322)	(704)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	145
Cost of shares redeemed	(75)	(70)
Net increase (decrease) from capital share transactions	(75)	75

Total decrease in net assets	(397)	(629)

NET ASSETS:
Beginning of period	48,874	49,503
End of period	$48,477	$48,874

Undistributed net investment loss	$(799)	$(464)

CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	5,049	5,041
Shares sold	—	15
Shares repurchased	(8)	(7)
Net increase (decrease) in capital shares	(8)	8
Shares outstanding, end of period	5,041	5,049

The accompanying notes are an integral part of these financial statements.

8

Purisima All-Purpose Fund

Financial Highlights

For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report.

	For the Six
	Months Ended		Year Ended August 31,
	February 28, 2013(1)		2012	2011	2010	2009	2008

Net asset value, beginning of the period	$9.68		$9.82	$9.95	$10.19	$10.27	$10.47

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.14)	(0.10)	(0.10)	0.19	0.46
Net realized and unrealized gain (loss) on investments	0.01		— (2)	(0.03)	—	0.08	(0.03)
Total income (loss) from investment operations	(0.06)		(0.14)	(0.13)	(0.10)	0.27	0.43

Less distributions:
From net investment income	—		—	—	(0.14)	(0.35)	(0.63)
From net realized gain	—		—	—	—	— (2)	—
Total distributions	—		—	—	(0.14)	(0.35)	(0.63)

Net asset value, end of period	$9.62		$9.68	$9.82	$9.95	$10.19	$10.27

Total return	(0.62	)% (3)	(1.43)%	(1.31)%	(0.96)%	2.71%	4.31%

Ratios/supplemental data:
Net assets, end of period (thousands)	$48.5		$48.9	$49.5	$50.2	$50.7	$29.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	313.73	% (4)	315.77%	304.53%	294.12%	357.92%	500.20%
After fees waived and expenses absorbed or recouped	1.50	% (4)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets(5)	(1.39	)% (4)	(1.40)%	(1.06)%	(0.96)%	2.28%	4.44%

Portfolio turnover rate	0.00	% (3)	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Unaudited.

(2) Amount represents less than $0.01 per share.

(3) Not Annualized.

(4) Annualized.

(5) Net of fees waived.

The accompanying notes are an integral part of these financial statements.

9

PURISIMA ALL-PURPOSE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Purisima Funds (the “Trust”) was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in a series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the “Fund”), a non-diversified fund which commenced operations on November 1, 2005. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is as follows:

The Fund is non-diversified and seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund seeks to achieve its objective by investing in a portfolio that may include domestic and/or foreign common stocks, derivative securities, money market instruments, other equity-like securities (i.e., preferred stock, warrants, rights, and depositary receipts), fixed income securities and shares of other mutual funds and exchange traded funds. The Fund may also sell securities short. The Fund’s investments in different types of securities may vary significantly. From its inception through February 28, 2013, the Fund has invested exclusively in U.S. government securities and cash equivalents.

For the six months ended February 28, 2013, the Fund invested 29.91% of its net assets in the SEI Daily Income Trust Government Fund. The SEI Daily Income Trust Government invests in U.S. Government securities. The Financial Statements of the SEI Daily Income Trust Government Fund, including disclosure of the risks, performance, expenses or other information is available through the SEC website at http://www.sec.gov.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.            Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund’s net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales

10

and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.            Foreign Currency Translation. The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.            Federal Income and Excise Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

11

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely then not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 — 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State of California. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.            Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

E.             Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.              Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.            Options. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. “Fair value” of other private options is valued after consulting with the Adviser using a mathematical model.

Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Fund may purchase options which are included in the Fund’s Schedules of Investments and subsequently marked to market to

12

reflect the current value of the option. At August 31, 2012, the Fund had no options outstanding.

H.           Securities Sold Short. To the extent the Fund engages in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

I.                Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as “Linked Notes”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities,

13

commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

J.                Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications are primarily related to gains or losses on foreign currency and foreign tax gains and have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2012, the Fund decreased undistributed net investment loss and paid-in capital by $225 and $224, respectively.

K.           Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 – COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund’s total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the six-months ended February 28, 2013, the Fund paid the Adviser $241.

14

For the six-months ended February 28, 2013, the Adviser has reimbursed the Fund $75,316 to limit its total expenses to not more than 1.50% of the average daily net assets.

The Adviser may recapture a portion of the following waived or reimbursed expenses no later than the dates stated below:

Fund	August 31, 2013	August 31, 2014	August 31, 2015	August 31, 2016
All-Purpose Fund	$147,529	$151,032	$154,468	$75,316

U.S. Bank, N.A. serves as the Fund’s Custodian. U.S. Bancorp Fund Services, LLC (“USBFS”), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund’s Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund’s financial statements, monitors the Fund’s compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the six-months ended February 28, 2013, the Fund paid USBFS $19,960 for services rendered in its capacity as the Fund’s Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund’s distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund’s shares.

NOTE 4 – SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of distribution activities, including the engagement of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the six-months ended February 28, 2013, the Fund did not utilize the Plan.

NOTE 5 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the six-months ended February 28, 2013, were as follows:

Fund	Purchases	Sales
Purisima All-Purpose Fund	$31,090	$0

NOTE 6 – FAIR VALUE OF FINANCIAL INSTRUMENTS

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements

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and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each

Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purpose, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value the Fund’s investments as of February 28, 2013:

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Description	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Notes	$—	$30,974	$—	$30,974
Total Fixed Income	—	30,974	—	30,974
Short-Term Investments	14,500	—	—	14,500
Total Investments in Securities	$14,500	$30,974	$—	$45,474

There were no transfers between Levels 1 and 2 during the period as compared to their classification in the previous annual report. The Fund did not hold any Level 3 securities during the six months ended February 28, 2013.

NOTE 7 – FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences, if any, are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes. For the fiscal year ended August 31, 2012, the Fund decreased undistributed net investment loss and paid-in capital by $225 and $224, respectively.

As of August 31, 2012, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

All-Purpose Fund

Cost of investments for tax purposes	$50,977
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	—
Net tax unrealized appreciation	$—
Undistributed long-term gains	$—
Other accumulated gains (losses)	(464)
Total accumulated earnings (losses)	$(464)

The Fund did not pay any distributions during the six months ended February 28, 2013 or the fiscal years ended August 31, 2012 and August 31, 2011.

In order to meet certain excise tax requirements, the Fund is required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year. As of August 31, 2012, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, post December late-year losses of $464.

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NOTE 8 – SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclosed the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

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Other Information

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On November 1, 2012, the Board of Trustees performed its annual review and renewal of the Investment Management Agreement for the Purisima All-Purpose Fund for the one-year period commencing November 30, 2012. The Board of Trustees, including the Independent Trustees, took into consideration information provided at the meeting, as well as a wide variety of materials relating to the services provided by the Adviser. Extensive information was provided to the Board in response to a detailed request for information sent to the Adviser by legal counsel to the Fund. That information included reports on the financial condition of the Adviser, the services, operations and personnel of the Adviser, compliance procedures, investment performance, brokerage and portfolio transactions, distribution and marketing plans and other information relating to the nature, extent and quality of services provided by the Adviser to the Fund. In addition, the Board discussed and reviewed information regarding the Fund’s investment results, as well as advisory fee and expense comparisons. The Board’s Independent Trustees met separately to discuss the various factors summarized below.

In deciding to renew the Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

The Board recognized that the Fund has engaged in only minimal investment activities since its inception because its primary use has been reserved as an investment when the Adviser takes a defensive posture with respect to the securities markets. To date, the Fund has remained invested in U.S. Treasury securities and cash, with only an executive officer of the Adviser as its shareholder.

1.                                      Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser’s investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel, especially the Adviser’s Investment Policy Committee and personnel who directly support the Fund; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the services provided by the Adviser and noted that the quarterly report from the Adviser was extremely sophisticated and thorough. The Board commented on the high quality of the independent capital markets research conducted by the Adviser and reported to the Board on a regular basis. The Board’s consensus was that the Adviser was open about its thinking on the management of the Fund and very available to address any questions or concerns the Board may have from time to time. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board further considered the Adviser’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also

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observed that there had been no decline in the quality of services provided to the Fund despite the growth of the Adviser’s other client business and the continued de minimis size of the Fund.

Other Services. The Board considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and should continue to benefit the Fund and its shareholders, especially upon its broader use under the circumstances contemplated by the Adviser.

2.             Investment Performance

The Board considered the Fund’s pursuit of its investment objective and the investment results of the Fund in light of its objective. The Trustees compared the Fund’s total returns with a peer group of mutual funds objectively compiled using data from Morningstar, Inc., and noted that the performance of the Fund was somewhat less as compared to its peer group as the Fund remained invested in cash equivalent securities.

The Board recognized that the Fund’s proposed defensive posture has not yet been implemented and the peer group funds, referred to as specialty equity funds, would serve as a better comparison at that time.

The Board concluded that the Adviser’s performance record in managing the Fund indicates that its continued management has benefited and should continue to benefit the Fund and its shareholders.

3.             Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Fund and compared such amounts with the average fee and expense levels of other funds in an applicable group of peer funds compiled using data from Morningstar, Inc. The Board observed that the Fund’s advisory fees and total expenses were reasonable compared to the median fee and expense levels of the comparable funds in the indices (meaning at or below the median). The Board noted that the Adviser had waived (and its continuing to waive) significant fees in respect of the Fund to maintain an overall expense limitation, thus indicating a substantial investment by the Adviser in that Fund. The Board concluded that the reasonable level of the fees charged by the Adviser benefits the Fund and its shareholders. The Board then considered the fees charged to the Fund compared to the Adviser’s private clients, but agreed it was not an applicable comparison given the unique nature of the fund and the extra burden of administration, public reporting, compliance, deadlines, risk and regulations associated with the Fund that do not apply to the private accounts. The Board determined that the respective peer groups provided a better comparison and it found the Fund’s fees reasonable.

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4.             Adviser, Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser’s costs of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board noted the substantial subsidy by the Adviser to maintain the Fund’s contractual expense level. The Board considered the Adviser’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees noted that at its present asset size, breakpoints in the Fund’s advisory fee structure were not practicable, and that no economies of scale applied. The Board concluded that the Fund’s cost structure is reasonable.

5.             Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to itself or its institutional management business. The Board noted that the Adviser does not use third-party soft dollar products from trades by the Fund, and noted that the small relative size of the Fund compared to the Adviser’s other business would suggest minimal possible fallout benefits.

6.             Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received, and should receive, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

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Other Information

PROXY VOTING PROCEDURES (Unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

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Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

				Number of
				Portfolios in
				Fund
				Complex	Other
Name, Address,	Position(s) Held	Year	Principal	Overseen by	Director-ships
Date of Birth	with Trust	Elected(1)	Occupation(s) During Past Five Years	Director	Held

Kenneth L. Fisher* (born 1950) 13100 Skyline Blvd. Woodside, CA 94062	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

				N/A	None

Pierson E. Clair III (born 1948) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	President and Chief Executive Officer of Brown & Haley since 1998 (fine confectioners); Vice President of Blummer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Signature Foods, Inc.

Scott LeFevre (born 1957) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	2001	Sole proprietor of LeFevre Capital Management a registered investment adviser from 1990 to 2011.	2	None

Alfred D. McKelvy, Jr. (born 1948) 13100 Skyline Blvd. Woodside, CA 94062:	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)

Bryan F. Morse* (born 1952) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.	2	None

Grover T. Wickersham* (born 1949) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	1996	Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.	2	S&W Seed Co. (agricultural products)

Tom Fishel (born 1960) 13100 Skyline Blvd. Woodside, CA 94062	Chief Compliance Officer	2004	Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.

Katherine Taylor (born 1966) 13100 Skyline Blvd. Woodside, CA 94062	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Advisor where she has been employed since 2003.

(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

* “Interested person” of the Trust, as defined in the 1940 Act.

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Number of
Portfolios in
Fund
				Complex	Other
Name, Address,	Position(s) Held	Year	Principal	Overseen by	Director-ships
Date of Birth	with Trust	Elected(1)	Occupation(s) During Past Five Years	Director	Held

Nicole Gerrard Lightner (born 1970) 13100 Skyline Blvd. Woodside, CA 94062	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000-2006 and at a Canadian law firm from 1998-2000.

(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

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FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• Account balances and account transactions
• Assets and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does The Purisima Funds Share?	Can you limit sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	No

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	No	No

For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071

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Who we are

Who is providing this notice?	The Purisima Funds

What we do

How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Purisima Funds collect my personal information?	We collect your personal information, for example, when you

• Open an account
• Provide account information
• Make deposits or withdrawals from your account
• Use your credit or debit card
• Make a wire transfer

We also collect your personal information from third parties, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only Sharing for affiliates’ everyday business purposes-information about your creditworthiness Affiliates from using your information to market to you Sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• THE PURISIMA FUNDS does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• THE PURISIMA FUNDS does not joint market.

Other important information

This notice applies to individual consumers who are customers or former customers. This notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

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Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Incorporated by reference to the Registrant’s Form N-CSR filed November 10, 2003.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Purisima Funds

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	4/15/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	4/15/13

By	/s/ Katherine Taylor
Katherine Taylor, Treasurer

Date	4/15/13

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